UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2009

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets

On December 7, 2009, PartnerRe Ltd. (“PartnerRe”) completed its acquisition of PARIS RE Holdings Limited (“Paris Re”).  The final step of the acquisition was effected through a merger under Swiss law (the “Merger”), pursuant to which Paris Re was merged with and into a wholly-owned subsidiary of PartnerRe (“Acquisition Subsidiary”), with Acquisition Subsidiary continuing as the surviving entity, in accordance with the terms of the Transaction Agreement dated as of July 4, 2009, as amended, among Paris Re, PartnerRe and Acquisition Subsidiary.  Prior to the Merger, PartnerRe had acquired through a series of purchases approximately 88.7% of Paris Re’s outstanding common shares.

In accordance with Swiss law, holders of at least 90% of the outstanding voting rights voted in favor of the Merger at an extraordinary general meeting of Paris Re shareholders held on December 7, 2009.  By virtue of the Merger, each issued and outstanding Paris Re common share (other than those held by Acquisition Subsidiary) was converted into the right to receive 0.3018 PartnerRe common shares, which is the same per share consideration paid by PartnerRe in connection with its previous purchases of Paris Re common shares, as adjusted upwards to account for the US$0.47 per share cash dividend declared on the PartnerRe common shares on October 26, 2009 with a record date of November 20, 2009.

A copy of the press release announcing the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01      Other Events

On December 7, 2009, PartnerRe issued a press release announcing the successful cross-listing of PartnerRe common shares on NYSE Euronext Paris beginning at market open on December 7, 2009, under the ticker symbol PRE.  A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

PartnerRe common shares will continue to be listed on the New York Stock Exchange (the “NYSE”) in the United States, and PartnerRe will remain subject to the rules and regulations of the NYSE and of the U.S. Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of PartnerRe Ltd., dated December 7, 2009

99.2	Press Release of PartnerRe Ltd., dated December 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	December 9, 2009	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of PartnerRe Ltd., dated December 7, 2009

99.2	Press Release of PartnerRe Ltd., dated December 7, 2009